Exhibit 10

Consent of Independent Auditors

The Board of Directors

GE Capital Life Assurance Company of New York

and

Contract Owners

GE Capital Life Separate Account II:

We consent to the use of our reports included herein and to the reference to our firm under the heading “Experts” in the Statement of Additional Information.

Our report on the financial statements of GE Capital Life Assurance Company of New York dated February 7, 2003 contains an explanatory paragraph that states that the Company changed its method of accounting for goodwill and other intangible assets in 2002.

/s/    KPMG LLP

Richmond, Virginia

June 24, 2003